                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY


          SECOND AMENDMENT dated as of April 1, 2002 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by the First Amendment dated as of October 5, 2001 (the "Credit Agreement"), among MTS, INCORPORATED, a California corporation ("MTS"); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation ("TRKK" and, together with MTS, the "Borrowers"); the LENDERS party thereto (the "Lenders"); and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, as Administrative Agent (the "Agent").

     WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement; and

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment and the Lenders whose signatures appear below, are willing to amend the Credit Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

     SECTION 2. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of maturity date to read in its entirety as follows:

     "'Maturity Date' means June 23, 2002."

     SECTION 3. Amendment to Article VII of the Credit Agreement. (a) Section
7.01 of Article VII of the Credit Agreement is hereby amended by deleting the word "or " following paragraph (n) thereof, adding the word "or " following paragraph (o) thereof and inserting the following new paragraph after such paragraph (o):

           (p) a definitive purchase agreement on terms satisfactory to the Agent (in consultation with the Lenders) providing for the sale of TRKK for cash in an amount not less than 15,700,000,000 Yen (the "TRKK Purchase Agreement") shall not have been executed and delivered by MTS and one or more purchasers by 11:59 p.m., New York City time on April 20, 2002; or the TRKK Purchase Agreement shall have expired or been terminated in accordance with its terms; or MTS shall have notified the purchasers under the TRKK Purchase Agreement, or any purchaser shall have notified MTS, in either case in writing, that it will not consummate the sale or purchase of TRKK; or any event or circumstance shall come to the attention of MTS that would prevent the consummation of the sale and purchase of TRKK or the satisfaction of any condition to such sale and purchase (other than any condition that can be waived by MTS or is reasonably expected to be waived by the purchasers);".

     (b) It is agreed that any failure by MTS to deliver by April 30, 2002, the financial statements referred to in Section 5.01(f)(i) of the Credit Agreement, or the Financial Officer's certificate referred to in Section 5.01(d) of the Credit Agreement, in each case with respect to the month ended on March 31, 2002, will constitute an immediate Event of Default under the Credit Agreement, and the 30 day cure period referred to in Section 7.01(e) of the Credit Agreement shall not be applicable to any such failure.

     SECTION 4. Extension of Financial Covenants. MTS agrees that on or prior to April 30, 2002, it will cause to be inserted into Sections 6.13 and 6.14 of the Credit Agreement, by an appropriate amendment, covenant levels acceptable to the Required Lenders that will be in effect after the last of the periods set forth in the tables in such Sections as currently in effect and prior to the Maturity Date, as extended hereby.

     SECTION 5. Delivery of TRKK Purchase Agreement. MTS agrees to deliver a copy of the definitive TRKK purchase agreement (redacted as required by any confidentiality agreement to which MTS is subject to maintain the confidentiality of terms and provisions not material to the Lenders) to each Lender promptly after the execution thereof and to make available appropriate officers to answer any questions that Lenders may have about the terms of such purchase agreement.

     SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 7. Representations and Warranties. Each of the Borrowers hereby represent and warrant to the Agent and the Lenders as of the date hereof as follows:

     (a) The Borrowers are aware of no Default or Event of Default that will have occurred and be continuing after giving effect to this Amendment.

     (b) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (c) All representations and warranties of the Borrowers contained in
Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) are true and correct in all material respects as of the date hereof.

     SECTION 8. Effectiveness. This Amendment shall become effective following receipt by the Agent of counterparts hereof duly executed and delivered by the Borrowers and each of the Lenders, on the earlier of April 20, 2002, and the date on which the TRKK Purchase Agreement shall have been executed and delivered by the parties thereto.

     SECTION 9. Expenses. The Borrowers hereby agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

     SECTION 10. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 11. Submission to Jurisdiction. The provisions of Section 9.09 of the Credit Agreement shall apply mutatis mutandis to this Amendment and any action or proceeding in respect hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   MTS, INCORPORATED,


                                   By  /s/ DeVaughn D. Searson
                                       Name: DeVaughn D. Searson
                                       Title: Secretary


                                   TOWER RECORDS KABUSHIKI KAISHA,


                                   By:  /s/ Russell Solomon
                                        Name: Russell Solomon
                                        Title: President


                                   JPMORGAN CHASE BANK (formerly known as THE
                                   CHASE MANHATTAN BANK), individually and as Administrative Agent,


                                   By:  /s/ Susan E. Atkins
                                        Name: Susan E. Atkins
                                        Title: Managing Director

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution:  BNP Paribas


                                           By: /s/  Barbara Eppolito
                                               Name: Barbara Eppolito
                                               Title: Vice President

                                          By: /s/ Amy Kirschner
                                              Name: Amy Kirschner
                                              Title: Director

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: California Bank
                                                                & Trust


                                           By: /s/ Robert K. Chaulk
                                               Name: Robert K. Chaulk
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Lloyds TSB
                                                                Bank plc


                                           By: /s/ Nicholas J. Bruce
                                               Name: Nicholas J. Bruce
                                               Title: Vice President, Credit
                                                      Services


                                           By: /s/ David Rodway
                                               Name: David Rodway
                                               Title: Vice President, Credit
                                                      Services, USA

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: The Mitsubishi
                                                               Trust and Banking
                                                               Corporation


                                           By: /s/ Hitoshi Shiratori
                                               Name: Hitoshi Shiratori
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Societe Generale


                                           By: /s/ R. Wayne Hutton
                                               Name: R. Wayne Hutton
                                               Title: Director,Corporate Banking

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Mizuho Corporate
                                                            Bank, Ltd. (formerly
                                                            known as The Fuji
                                                            Bank, Limited)


                                           By: /s/ Masahito Fukuda
                                               Name: Masahito Fukuda
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Sumitomo Mitsui
                                                             Banking Corporation


                                           By: /s/ William M. Ginn
                                               Name: William M. Ginn
                                               Title: General Manager

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: UFJ Bank Limited


                                           By: /s/ Patrick Mansoorian
                                               Name: Patrick Mansoorian
                                               Title: Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Union Bank of
                                                                California, N.A.


                                           By: /s/ Cecilia M. Valente
                                               Name: Cecilia M. Valente
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: U.S. Bank


                                           By: /s/ Mark A. Esnoz
                                               Name: Mark A. Esnoz
                                               Title: Vice President

                                                               SIGNATURE PAGE to
                                                           AMENDMENT dated as of
                                                                   April 1, 2002
                                                           to MTS, INCORPORATED/
                                                  TOWER RECORDS KABUSHIKI KAISHA
                                           AMENDED AND RESTATED CREDIT AGREEMENT




                                           To approve the Amendment:


                                           Name of Institution: Wachovia Bank,
                                                            National Association


                                           By: /s/ Colleen McCullen
                                               Name: Colleen McCullen
                                               Title: Director